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                                                                   EXHIBIT 10.12

                       PORTFOLIO RECOVERY ASSOCIATES, INC.

                             2002 STOCK OPTION PLAN

SECTION 1.        PURPOSE

                  The purposes of the Portfolio Recovery Associates, Inc. 2002 Stock Option Plan (the "Plan") are to encourage selected employees, key consultants and directors of Portfolio Recovery Associates, Inc., a Delaware corporation (together with any successor thereto, the "Company"), or any present or future Subsidiary Corporation (as defined below) of the Company to acquire a proprietary interest in the growth and performance of the Company, to enhance the ability of the Company to attract, retain and reward qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend and to motivate such individuals to contribute to the achievement of the Company's business objectives and to align the interest of such individuals with the longer term interests of the Company's stockholders.

SECTION 2.        DEFINITIONS

                  As used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and comprised of not less than two (2) Independent Directors, provided that, prior to the Company's initial public offering, the Committee shall be comprised of David Roberts only).

                  (d) "Fair Market Value" shall mean, with respect to Shares or other securities, the fair market value of the Shares or other securities determined by such methods or procedures as shall be established from time to time by the Committee in good faith or in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Shares shall mean (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq Stock Market or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by the Nasdaq Stock Market or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not
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quoted on the Nasdaq Stock Market or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee. Notwithstanding the foregoing, the Fair Market Value of any Options granted prior to the Company's initial public offering shall be deemed to be the initial public offering price as determined by the Company's underwriters.

                  (e) "Incentive Stock Option" shall mean an option granted under the Plan that is designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

                  (f) "Independent Director" shall mean each member of the Board who meets the test for an "independent" director as promulgated by the Securities and Exchange Commission and the stock exchange or quotation system on which the Shares are then listed or quoted.

                  (g) "Key Employee" shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Subsidiary Corporations.

                  (h) "Non-Qualified Stock Option" shall mean an Option granted under the Plan that is not designated as an Incentive Stock Option.

                  (i) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  (j) "Option Agreement" shall mean a written agreement, contract or other instrument or document evidencing an Option granted under the Plan.

                  (k) "Participant" shall mean a Key Employee, key consultant (as determined by the Committee) or non-employee Director who has been granted an Option under the Plan.

                  (l) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

                  (m) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

                  (n) "Shares" shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

                  (o) "Subsidiary Corporation" shall have the meaning ascribed thereto in Code Section 424(f).

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                  (p)      "Ten Percent Stockholder" shall mean a Person, who
together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company or any Subsidiary Corporation of the Company.

SECTION 3.        ADMINISTRATION

                  (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Participant, any holder or beneficiary of any Option, any stockholder of the Company and any employee of the Company.

                  (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

SECTION 4.        SHARES AVAILABLE FOR OPTIONS

                  (a) Shares Available. Subject to adjustment as provided in Section 4(b):

                           (i) Limitation on Number of Shares. Options issuable
under the Plan are limited such that the maximum aggregate number of Shares which may issued pursuant to, or by reason of, Options is 2,000,000. Further, no Participant shall be granted Options to purchase more than 200,000 Shares in any one fiscal year; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any grant of Options to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such grant. To the extent that an Option granted or ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan.

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                           (ii) Sources of Shares Deliverable Under Options. Any
Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

                  (b) Adjustments. In the event that the Committee shall determine that any change in corporate capitalization, such as a dividend or other distribution of Shares, or a corporate transaction, such as a merger, consolidation, reorganization or partial or complete liquidation of the Company or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and
(z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; (ii) such adjustment shall be made in such manner as not to adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5.        ELIGIBILITY

                  In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. Notwithstanding anything herein to the contrary, Incentive Stock Options may be granted only to Key Employees of the Company or any Parent Corporation or Subsidiary Corporation.

SECTION 6.        OPTIONS

                  The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                  (a) Exercise Price. The exercise price per Share purchasable under Options shall be determined by the Committee at the time the Option is granted but generally shall not be less than the Fair Market Value of the Shares covered thereby at the time the Option is granted.


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                  (b)      Option Term. The term of each Non-Qualified Stock
Option shall be fixed by the Committee but generally shall not exceed ten (10) years from the date of grant.

                  (c) Time and Method of Exercise. The Committee shall determine the time or times at which the right to exercise an Option may vest, and the method or methods by which, and the form or forms in which, payment of the option price with respect to exercises of such Option may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee, provided that any such cashless exercise program established by the Committee shall not be applicable to executive officers and directors unless and until the Committee shall have received advice of counsel that participation by executive officers and directors in such program is permissible), provided in each case that such methods avoid "short-swing" profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

                  (d) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder including that, (i)(A) in the case of a grant to a Person that is not a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than the Fair Market Value of a Share on the date of grant and (B) in the case of a grant to a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than 110% of the Fair Market Value of a Share on the date of grant and (ii) the term of each Incentive Stock Option shall be fixed by the Committee but shall in no event be more than ten (10) years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant.

                  (e)      Limits on Transfer of Options. Subject to Code
Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution, and such Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law (including Code Section 422, in the case of an Incentive Stock Option), by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Stock Options be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Option

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upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

                  (f) Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Option granted any payment relating to an Option under the Plan, including from the exercise of an Option, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                  (g) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with the exercise of any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 7.        OPTIONS AWARDED TO NON-EMPLOYEE DIRECTORS

                  Each non-employee Director who is a member of the Board shall automatically be granted annually a Non-Qualified Stock Option to purchase 5,000 Shares. Such Shares shall be granted at the time such Independent Director joins the Board (which for current directors shall be deemed to be the date of the Company's initial public offering) and each anniversary thereof. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of ten (10) years; (c) terminate (i) upon termination of an non-employee Director's service as a director of the Company for any reason other than mental or physical disability or death, (ii) three (3) months after the date the non-employee Director ceases to serve as a director of the Company due to physical or mental disability or (iii)(A) twelve (12) months after the date the non-employee Director ceases to serve as a director due to the death of the non-employee Director or (B) three (3) months after the death of the non-employee Director if such death shall occur during the three (3) month period following the date the non-employee Director ceased to serve as a director of the Company due to physical or mental disability; and (d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

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SECTION 8.        AMENDMENT AND TERMINATION

                  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

                  (a) Amendments to the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if such amendment would be required under Sections 162(m) or 422 of the Code, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company may then be subject. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

                  (b)      Correction of Defects, Omissions, and
Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9.        GENERAL PROVISIONS

                  (a) No Rights to Awards. No Key Employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

                  (b) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

                  (c) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

                  (d) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

                  (e) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other

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securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

                  (f) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 10.       EFFECTIVE DATE OF THE PLAN

                  The Plan is effective as of November 4, 2002, subject to stockholder approval of the Plan prior to such date.

SECTION 11.       TERM OF THE PLAN

                  The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) the 10th anniversary of the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

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